HARBOR FUND PROSPECTUS SUPPLEMENT

IMPORTANT INFORMATION ABOUT
HARBOR GLOBAL EQUITY FUND


On June 20, 2003, the Harbor Funds Board of Trustees voted to approve the liquidation of the Harbor Global Equity Fund and to distribute the liquidation proceeds to the shareholders of the fund. The liquidation of the fund is expected to occur on July 31, 2003. Shareholders may exchange shares into another Harbor fund or redeem shares out of the fund in accordance with Harbors exchange and redemption policies until the date of the funds liquidation.

Prior to the funds liquidation, all or a substantial portion of the funds assets may be invested in cash, cash equivalents and debt securities with a remaining maturity of less than one year. When invested in such instruments in anticipation of its liquidation, the fund will not likely be able to achieve its investment objective.

Dated:  June 30, 2003